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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                       OF SECURITIES EXCHANGE ACT OF 1934

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              DATE OF THE EARLIEST EVENT REPORTED: APRIL 22, 1997
                        NATIONAL PROPANE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ------------------------

            DELAWARE                      1-11867                42-1453040
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NO.)     (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)

      SUITE 1700, IES TOWER, 200 1ST STREET, S.E.           52401-1409
                   CEDAR RAPIDS, IOWA                       (ZIP CODE)
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (319) 365-1550
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Filed herewith are certain agreements and documents entered into by or otherwise relating to the Registrant and its subsidiaries.

     (c) Exhibits.

10.1 -- Second Amendment dated as of April 22, 1997 to the Credit Agreement dated as of June 26, 1996 among National Propane Partners, L.P., the First National Bank of Boston, as administrative agent and a lender, Bank of America NT & SA, as a lender and BA Securities, Inc., as Syndication Agent.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NATIONAL PROPANE PARTNERS, L.P.

                                          By: NATIONAL PROPANE CORPORATION,
                                               As Managing General Partner

                                          By:      /s/ RONALD R. ROMINIECKI
                                             ...................................
                                            NAME: RONALD R. ROMINIECKI
                                            TITLE: SENIOR VICE PRESIDENT AND
                                                   CHIEF FINANCIAL OFFICER

Date: May 15, 1997

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                                 EXHIBIT INDEX

EXHIBIT                                                                                                           PAGE
  NO.                                                  DESCRIPTION                                                NO.
--------  -----------------------------------------------------------------------------------------------------   ----

  10.1   -- Second Amendment dated  as of April 22,  1997 to the  Credit Agreement dated as  of June 26,  1996 among  National Propane Partners, L.P., the First  National Bank of Boston, as administrative agent and a lender, Bank of America NT & SA, as a lender and BA Securities, Inc., as Syndication Agent...

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